Exhibit 1.2(a)
$200,000,000
Series 2021A Floating Rate Senior Notes
due June 28, 2024

MISSISSIPPI POWER COMPANY

UNDERWRITING AGREEMENT

June 24, 2021
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters named in Schedule I hereto

Ladies and Gentlemen:
Mississippi Power Company, a Mississippi corporation (the “Company”), confirms its agreement (the “Agreement”) with you and the other Underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $200,000,000 aggregate principal amount of the Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Senior Notes”) as set forth in Schedule I hereto.
The Company understands that the Underwriters propose to make a public offering of the Senior Notes as soon as the Representatives deem advisable after this Agreement has been executed and delivered. The Senior Notes will be issued pursuant to an indenture, dated as of May 1, 1998 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), as heretofore supplemented and as to be further supplemented and amended by a sixteenth supplemental indenture, dated as of June 29, 2021, to the Base Indenture relating to the Senior Notes (the “Supplemental Indenture” and, together with the Base Indenture and any other amendments or supplements thereto, the “Indenture”), between the Company and the Trustee.
Pursuant to a Calculation Agent Agreement, dated as of June 29, 2021 (the “Calculation Agent Agreement”), between the Company and Wells Fargo Bank, National Association, as calculation agent thereunder (the “Calculation Agent”), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Senior Notes.
The Company is concurrently offering an additional $325,000,000 aggregate principal amount of its Series 2021B 3.10% Senior Notes due July 30, 2051 (the “2021B Senior Notes”), pursuant to a separate underwriting agreement to be entered into by and among the Company and the underwriters named therein.
SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:
(a) A registration statement on Form S-3 (File No. 333-240328) in respect of the Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement as used with respect to the Senior Notes, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company and the Underwriters for the Senior Notes pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement”; the base prospectus relating to the Senior Notes and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Senior Notes, being hereinafter called the “Base Prospectus”; the Base Prospectus as amended and supplemented by a preliminary prospectus supplement dated June 24, 2021 relating to the Senior Notes which has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act, as it may be further amended and supplemented immediately prior to the Applicable Time (as hereinafter defined) is hereinafter called the “Pricing Prospectus”; the Base Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with

Section 4(e) hereof is hereinafter called the “Final Supplemented Prospectus”; any reference herein to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
        For purposes of this Agreement, the “Applicable Time” is 4:45 P.M. (New York time) on the date of this Agreement; the documents listed in Schedule II-A, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.” The term “Limited Use Free Writing Prospectus” shall mean any “written communication” (as defined by Rule 405 under the 1933 Act) in addition to the Pricing Disclosure Package the use of which has been consented to by the Company and the Representatives as listed in Schedule II-B hereto, including any recorded road show.

(b) The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Description of the Series 2021A Senior Notes – Book-Entry Only Issuance – The Depository Trust Company” and “Description of the Series 2021A Senior Notes – Global Clearance and Settlement Procedures.”

(c) The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date (as hereinafter defined) as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”), (B) any statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein, or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Description of the Series 2021A Senior Notes – Book-Entry Only Issuance – The Depository Trust Company” and “Description of the Series 2021A Senior Notes – Global Clearance and Settlement Procedures.”
(d) (i) Each Permitted Free Writing Prospectus listed on Schedule II-A hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
         (ii) The Limited Use Free Writing Prospectus dated June 23, 2021 and listed on Schedule II-B hereto does not include anything that conflicts with the information contained in the Registration Statement or the Pricing Prospectus and the Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in the Limited Use Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.
(f) At the determination date for purposes of the Senior Notes within the meaning of Rule 164(h) under the 1933 Act, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.
(g) Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.
(h) The Company is a corporation duly organized and existing under the laws of the State of Mississippi, is duly qualified to carry on its business as a foreign corporation under the laws of the State of Alabama, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.
(i) This Agreement has been duly authorized, executed and delivered by the Company.
(j) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.
(k) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.

(l) The execution, delivery and performance by the Company of this Agreement, the Calculation Agent Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of its properties.
(m) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Federal Power Act; (C) the qualification of the Indenture under the 1939 Act; and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.
(n) The financial statements of the Company incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements of the Company incorporated by reference in the Registration Statement.
(o) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(p) The Calculation Agent Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Calculation Agent Agreement by the Calculation Agent, the Calculation Agent Agreement will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.
SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING; SELLING RESTRICTIONS.
(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a price equal to 99.650% of the principal amount thereof.
        Payment of the purchase price and delivery of certificate(s) for the Senior Notes shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308 at 10:00 A.M., New York time, on June 29, 2021 (unless postponed in accordance with the provisions of Section 11 hereof) or such other time, place or date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Date”). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to Barclays Capital Inc. on behalf of all of the Underwriters. It is understood that each Underwriter has authorized Barclays Capital Inc., for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, the principal amount of the Senior Notes which each Underwriter has agreed to purchase. Barclays Capital Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Representatives shall accept such delivery.
The certificate(s) for the Senior Notes will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.
        (c) (i) Each Underwriter will not offer, sell or deliver any of the Senior Notes, directly or indirectly, or distribute the Pricing Prospectus, the Final Supplemented Prospectus or any other offering material relating to the Senior Notes, in or from any jurisdiction except under circumstances that will, to the best of such Underwriter’s knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company except as set forth in this Agreement.

        (ii) Each Underwriter will sell the Senior Notes in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
         (iii) In relation to each member state of the European Economic Area (“EEA”) each Underwriter will not offer, sell or otherwise make available to any retail investor in the EEA the Senior Notes.
        For the purposes of paragraph (iii), a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129.

        (iv) In relation to the United Kingdom (“UK”), each underwriter will not offer, sell or otherwise make available to any retail investor in the UK any of the Senior Notes.

For the purposes of paragraph (iv), a “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA.

Each Underwriter (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Senior Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Senior Notes in, from or otherwise involving the UK.

        (v) Each Underwriter has not offered or sold and will not offer or sell the Senior Notes by means of any document other than (A) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), (B) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (C) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Senior Notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Senior Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.
        (vi) Each Underwriter will not offer or sell any Senior Notes, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) and any other applicable laws, regulations and ministerial guidelines of Japan.
        (vii) Each Underwriter represents and agrees that the Senior Notes may not be offered, sold or delivered, directly or indirectly, in Korea or to, or for the account or benefit of, any resident of Korea (as defined in the Foreign Exchange Transactions Law of Korea and its Enforcement Decree) or to others for re-offering or resale, except as otherwise permitted by applicable Korean laws and regulations.
        (viii) Each Underwriter agrees that, in connection with the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Senior Notes, that it (A) has not circulated or distributed, nor has it offered or sold the Senior Notes, or caused the Senior Notes to be made the subject of an invitation for subscription or purchase, and (B) will not circulate or distribute, nor will it offer or sell the Senior Notes, or cause the Senior Notes to be made the subject of an invitation for subscription or purchase, in each of (A) and (B), whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
        (ix) Each Underwriter will not publicly distribute or otherwise make publicly available in Switzerland the Preliminary Prospectus, the Final Supplemented Prospectus or any other offering or marketing material relating to the Senior Notes.

        (x)    Each Underwriter has not registered and will not register the Senior Notes with the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) pursuant to relevant securities laws and regulations. Each Underwriter represents and agrees that (A) the Senior Notes may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan and (B) no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Senior Notes in Taiwan.
        (xi)    Each Underwriter has not registered and will not register the Senior Notes with the Emirates Securities and Commodities Authority or the Central Bank of the United Arab

Emirates (the “UAE”), the Dubai Financial Market, the Abu Dhabi Securities Market or any other UAE regulatory authority or exchange.
SECTION 3. FREE WRITING PROSPECTUSES.
(a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus and the Limited Use Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus, the Limited Use Free Writing Prospectus, or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 under the 1933 Act or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in the free writing prospectus, dated the date hereof, filed pursuant to Rule 433(d) under the 1933 Act relating to the Senior Notes (the “Pricing Term Sheet”); any such free writing prospectus (which shall include the Pricing Term Sheet but shall not include the Limited Use Free Writing Prospectus), the use of which has been consented to by the Company and the Representatives, is listed on Schedule II-A hereto and herein called a “Permitted Free Writing Prospectus.”
(b) The Company agrees to prepare the Pricing Term Sheet, which shall be previously approved by the Representatives, and to file the Pricing Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.
(c) The Company and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.
(d) The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus or such Limited Use Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e) The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.
SECTION 4. COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:
(a) The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.
(b) The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Hunton Andrews Kurth LLP.
(c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.
(d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
(e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company will file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and will advise the Representatives of such filing and will confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) under the 1933 Act within the time required by such Rule.
(f) During a period of 15 days from the date of this Agreement, the Company will not, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement and the Company’s proposed issuance of the 2021B Senior Notes). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 4(f).
SECTION 5. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company’s counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Hunton Andrews Kurth LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the Financial Industry Regulatory Authority, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee and the Calculation Agent, including the fees and disbursements of counsel for the Trustee and the Calculation Agent in connection with the Indenture, the Calculation Agent Agreement and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar and (xi) the cost of qualifying the Senior Notes with The Depository Trust Company.
Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Hunton Andrews Kurth LLP.
SECTION 6. CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:
(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.
(b) Any required orders of the Federal Energy Regulatory Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representatives, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).
(c) On the Closing Date, the Representatives shall have received:

(1) The opinion and related disclosure letter, each dated the Closing Date, of Balch & Bingham LLP, general counsel for the Company, substantially in the forms attached hereto as Schedule III-A.
(2) The opinion and related disclosure letter, each dated the Closing Date, of Troutman Pepper Hamilton Sanders LLP, counsel for the Company, substantially in the forms attached hereto as Schedule III-B.
(3) The opinion, dated the Closing Date, of Emmet, Marvin & Martin, LLP, counsel to the Trustee and the Calculation Agent, substantially in the form attached hereto as Schedule IV.
(4) The opinion and related disclosure letter, each dated the Closing Date, of Hunton Andrews Kurth LLP, counsel for the Underwriters, substantially in the forms attached hereto as Schedule V.
(d) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.
(e) The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AS 4105, “Reviews of Interim Financial Information,” on the unaudited financial statements, if any, of the Company incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the audited or unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the audited or unaudited financial statements of the Company for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets of the Company as compared with amounts shown in the latest audited or unaudited balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, (vii) are occasioned by the amortization of debt issuance costs, or (viii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements of the Company for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.
(f) On the Closing Date, Hunton Andrews Kurth LLP, counsel for the Underwriters, shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and Hunton Andrews Kurth LLP, counsel for the Underwriters.
(g) No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Hunton Andrews Kurth LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Senior Notes.
(h) The Company shall have performed its obligations when and as provided under this Agreement.
(i) On the Closing Date, the Calculation Agent Agreement shall have been executed by the Company and the Calculation Agent.
If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.
SECTION 7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 6(a) and in Section 6(b) hereof. In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.
SECTION 8. INDEMNIFICATION.
(a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus,

any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Limited Use Free Writing Prospectus, Registration Statement, Preliminary Prospectus, Base Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.
(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Limited Use Free Writing Prospectus, the Registration Statement, the Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein.

SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.
SECTION 10. TERMINATION OF AGREEMENT.
(a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Senior Notes on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.
(b) If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Hunton Andrews Kurth LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8 hereof.
SECTION 11. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
(a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.
        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
        In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.
SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, Fax No.: (646) 834-8133, Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Debt Capital Markets, Fax No.: (212) 205-7812, RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: Transaction Management Group, Fax No.: (212) 428-6308 and U.S. Bancorp Investments, Inc., 214 North Tryon Street, 26th Floor, Charlotte, North Carolina 28202, Attention: Investment Grade Syndicate, Fax No.: (704) 335-2393; notices to the Company shall be mailed to 2992 West Beach Boulevard, Gulfport, Mississippi, 39501, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Rui Thomas.
SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have arms-length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.
SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.

SECTION 15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts by manual, facsimile or electronic signature, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 16. RECOGNITION OF THE U.S. SPECIAL RESOLUTION REGIMES.
(a) In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(1)     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(2)     a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(3)     a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 17. EXERCISE OF BAIL-IN POWERS.
(a) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understandings between the Underwriters and the Company, the Company acknowledges and accepts that a BRRD Liability (as defined below) arising under this Agreement may be subject to the exercise of Bail-in Powers (as defined below) by the Relevant Resolution Authority (as defined below) and acknowledges, accepts and agrees to be bound by:
(1) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriters to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Underwriter or another person, and the issue to or conferral on the Company of such shares, securities or obligations; (iii) the cancellation of the BRRD Liability; or (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and
(2) the variation of any terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.
(b) Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understanding between the Company and any Underwriter, the Company acknowledges and accepts that a UK Bail-in Liability arising under this Agreement may be subject to the exercise of UK Bail-in Powers by the relevant UK resolution authority, and acknowledges, accepts and agrees to be bound by:
(1) the effect of the exercise of UK Bail-in Powers by the relevant UK resolution authority, in relation to any UK Bail-in Liability of the relevant Underwriter to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction, in full or in part, of the UK Bail-in Liability or outstanding amounts due thereon; (ii) the conversion of all, or part, of the UK Bail-in Liability into shares, other instruments of ownership or other obligations of the relevant Underwriter or another person, and the issue to or conferral on the Company of such shares, instruments of ownership or obligations; (iii) the cancellation of the UK Bail-in Liability; or (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and
(2) the variation of any term of this Agreement, as deemed necessary by the relevant UK resolution authority, to give effect to the exercise of UK Bail-in Powers by the relevant UK resolution authority.

        “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD (as defined below), the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.
        “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.
        “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, as amended or superceded.
        “BRRD Liability” with respect to any Underwriter has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the Bail-in Legislation applicable to such Underwriter.
        “EU Bail-in Legislation Schedule” means the documents described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/.
        “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant Underwriter.
        “UK Bail-in Legislation” means Part 1 of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).
        “UK Bail-in Liability” means a liability in respect of which the UK Bail-in Powers may be exercised.
        “UK Bail-in Powers” means (i) any powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers and (ii) any similar or analogous powers under that UK Bail-In Legislation.
        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

MISSISSIPPI POWER COMPANY

By:     /s/ Ann Barrett Ladner
     Name: Ann Barrett Ladner
     Title: Assistant Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written

BARCLAYS CAPITAL INC.

By:    /s/ Robert Stowe
Name: Robert Stowe
Title: Managing Director

MIZUHO SECURITIES USA LLC

By:    /s/ W. Scott Trachsel
Name: W. Scott Trachsel
Title: Managing Director

RBC CAPITAL MARKETS, LLC

By:    /s/ Scott G. Primrose
Name: Scott G. Primrose
Title: Authorized Signatory

U.S. BANCORP INVESTMENTS, INC.

By:    /s/ Phillip Bennett
Name: Phillip Bennett
Title: Managing Director

As Representatives of the Several Underwriters named in Schedule I hereto

SCHEDULE I

Name of Underwriters	Principal Amount of Series 2021A Senior Notes
Barclays Capital Inc.	$36,000,000
Mizuho Securities USA LLC	36,000,000
RBC Capital Markets, LLC	36,000,000
U.S. Bancorp Investments, Inc.	36,000,000
Fifth Third Securities, Inc.	10,000,000
Hancock Whitney Investment Services, Inc.	10,000,000
Intesa Sanpaolo S.p.A.	10,000,000
Regions Securities LLC	10,000,000
Academy Securities, Inc.	4,000,000
Loop Capital Markets LLC	4,000,000
R. Seelaus & Co., LLC	4,000,000
Siebert Williams Shank & Co., LLC	4,000,000
TOTAL:	$200,000,000
I-1

SCHEDULE II-A

PRICING DISCLOSURE PACKAGE

1)         Prospectus dated August 13, 2020
2)         Preliminary Prospectus Supplement dated June 24, 2021 (which shall be deemed to include documents incorporated by reference therein)
3)         Permitted Free Writing Prospectuses
a)      Pricing Term Sheet
II-A-1

SCHEDULE II-B

Limited Use Free Writing Prospectus

1)       Investor Presentation Slideshow dated June 23, 2021

II-B-1

Schedule III-A
[Letterhead of BALCH & BINGHAM LLP]

June 29, 2021

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024

Ladies and Gentlemen:
We have acted as counsel to Mississippi Power Company (the “Company”) in connection with (i) the Company’s issuance of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). Pursuant to a Calculation Agent Agreement, dated as of June 29, 2021 (the “Calculation Agent Agreement”), between the Company and Wells Fargo Bank, National Association, as calculation agent thereunder (the “Calculation Agent”), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you as Representatives pursuant to Section 6(c)(1) of the Underwriting Agreement.

III-A-1

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)    The Company’s registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)    The Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”);
(d)    The Company’s prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
(e)    An executed copy of the Indenture;
(f)    An executed copy of the Calculation Agent Agreement;
(g)    An executed copy of the Underwriting Agreement;
(h)    The free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(i)    The Company’s charter and bylaws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we
III-A-2

deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures (other than those of the Company), (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Mississippi, is duly qualified to carry on its business as a foreign corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Mississippi or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture and the Calculation Agent Agreement may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the
III-A-3

Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    Each of the Indenture and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
7.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
8.    The execution and delivery by the Company of the Underwriting Agreement, the Indenture, the Calculation Agent Agreement and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the charter or bylaws of the Company or (ii) any existing applicable law, rule, or regulation of the State of New York.
The attorneys in this firm that are rendering this opinion are members of the State Bar of Mississippi and the State Bar of Alabama and do not purport to express any opinion herein concerning any law other than the laws of the States of Mississippi and Alabama, the federal law of the United States and, to the extent set forth herein, the laws of the State of New York. As to all matters governed by or dependent upon the laws of the State of Georgia and the federal law of the United States, we have, with your consent, relied upon the opinion of Troutman Pepper Hamilton Sanders LLP dated the date hereof and addressed to you, and, as to all matters governed by or dependent upon the laws of the State of New York, we have, with your consent, relied upon the opinion of Hunton Andrews Kurth LLP dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Troutman Pepper Hamilton Sanders LLP and Hunton Andrews Kurth LLP may rely on this opinion in giving their opinions pursuant to Section 6(c) of the Underwriting Agreement, insofar as such opinions relate to matters of Mississippi and Alabama law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

BALCH & BINGHAM LLP

III-A-4

[Letterhead of BALCH & BINGHAM LLP]
June 29, 2021

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024

Ladies and Gentlemen:
We have acted as counsel to Mississippi Power Company (the “Company”) in connection with (i) the Company’s issuance of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee, as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(c)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

III-A-5

In the above capacity, we have examined the Company’s registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”); and a prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its representatives, other counsel of the Company, representatives of the independent public or certified public accountants of the Company and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 6 of our opinion to you related to the Indenture and the Notes dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a
III-A-6

material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Series 2021A Senior Notes – Book-Entry Only Issuance – The Depository Trust Company” and “Description of the Series 2021A Senior Notes – Global Clearance and Settlement Procedures.”
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

BALCH & BINGHAM LLP
III-A-7

Schedule III-B
[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]

June 29, 2021
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024

Ladies and Gentlemen:
We have acted as counsel to Mississippi Power Company (the “Company”) in connection with (i) the Company’s issuance of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). Pursuant to a Calculation Agent Agreement, dated as of June 29, 2021 (the “Calculation Agent Agreement”), between the Company and Wells Fargo Bank, National Association, as calculation agent thereunder (the “Calculation Agent”), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion is being delivered to you as Representatives pursuant to Section 6(c)(2) of the Underwriting Agreement.

III-B-1

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)    The Company’s registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)    The Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”);
(d)    The Company’s prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
(e)    An executed copy of the Indenture;
(f)    An executed copy of the Calculation Agent Agreement;
(g)    An executed copy of the Underwriting Agreement;
(h)    The free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(i)    The Company’s charter and bylaws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we
III-B-2

deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Mississippi, is duly qualified to carry on its business as a foreign corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Mississippi or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture and the Calculation Agent Agreement may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the
III-B-3

Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    Each of the Indenture and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
7.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
8.    The execution and delivery by the Company of the Underwriting Agreement, the Indenture, the Calculation Agent Agreement and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the charter or bylaws of the Company or (ii) any existing applicable law, rule, or regulation of the State of New York.
9.    The statements set forth in the Pricing Disclosure Package and the Final Supplemented Prospectus under the heading “Certain United States Federal Income Tax Considerations for Non-U.S. Holders” insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate summaries in all material respects subject to the qualifications set forth therein.
The attorneys in this firm that are rendering this opinion are members of the State Bar of Georgia and we do not purport to express any opinion herein concerning any law other than the laws of the State of Georgia, the federal law of the United States and, to the extent set forth herein, the laws of the States of Mississippi, Alabama and New York. As to all matters governed by or dependent upon the laws of the States of Mississippi and Alabama, we have, with your consent, relied upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you, and as to all matters governed by or dependent upon the laws of the State of New York, we have, with your consent, relied upon the opinion of Hunton Andrews Kurth LLP dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Blach & Bingham LLP may rely on this opinion in giving its opinion pursuant to Section 6(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law and the federal law of the United States and Hunton Andrews Kurth LLP may rely on this opinion in giving its opinion pursuant to Section 6(c) of the Underwriting Agreement, insofar as such opinion relates to matters of Georgia law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

III-B-4

TROUTMAN PEPPER HAMILTON SANDERS LLP

III-B-5

[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]

June 29, 2021
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024
Ladies and Gentlemen:
We have acted as counsel to Mississippi Power Company (the “Company”) in connection with (i) the Company’s issuance of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee, as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(c)(2) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In the above capacity, we have examined the registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the
III-B-6

“Registration Statement”); the Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”); and a prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its representatives, other counsel of the Company, representatives of the independent public or certified public accountants of the Company and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraphs 6 and 9 of our opinion to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading,

III-B-7

except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Series 2021A Senior Notes – Book-Entry Only Issuance – The Depository Trust Company” and “Description of the Series 2021A Senior Notes – Global Clearance and Settlement Procedures.”
        Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of June 24, 2021, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

TROUTMAN PEPPER HAMILTON SANDERS LLP

III-B-8

Schedule IV
[Letterhead of Emmet, Marvin & Martin LLP]

June 29, 2021

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

Mississippi Power Company
2992 West Beach
Gulfport, Mississippi 39501

Mississippi Power Company
Series 2021A Floating Rate Senior Notes due June 28, 2024
Ladies and Gentlemen:

We have acted as counsel for Wells Fargo Bank, National Association (“Wells Fargo”), in connection with the issuance by Mississippi Power Company (the “Company”) of $200,000,000 aggregate principal amount of Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”). The Notes are being issued under the Senior Note Indenture, dated as of May 1, 1998 (the “Original Indenture”), between the Company and Wells Fargo, as trustee (in such capacity, the “Trustee”), as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (the “Supplemental Indenture” and, together with the Original Indenture, the “Indenture”) between the Company and the Trustee. Pursuant to a Calculation Agent Agreement, dated as of June 29, 2021 (the “Calculation Agent Agreement”), between the Company and Wells Fargo, as calculation agent thereunder (the “Calculation Agent”), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes.
For purposes of this opinion, we have reviewed the Indenture, the Calculation Agent Agreement and such other documents, records and papers, and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied on certificates of Wells Fargo and of public officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that Wells Fargo has been duly formed and that the Indenture and the Calculation Agent Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of, and are enforceable in accordance with their terms against, the Company.
Based upon the foregoing and subject to the qualifications below, we are of the opinion that:
1)    Based solely on a certificate from the Comptroller of the Currency, Wells Fargo is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers and perform its obligations under the Indenture and the Calculation Agent Agreement.

2)    (a) The Supplemental Indenture and the Calculation Agent Agreement have been duly authorized, executed and delivered by Wells Fargo and (b) the Indenture and the Calculation Agent Agreement constitute a valid and binding agreements of Wells Fargo, enforceable against Wells Fargo in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.

We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the federal law of the United States. The opinions expressed herein are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (1) and (2)(a), the National Bank Act and the regulations of the Office of the Comptroller of the Currency published in 12 C.F.R. Parts 1-199 and (ii) as to the opinion expressed in paragraph (2)(b), subject to the exclusions and limitations set forth in this opinion letter, internal New York law.
The foregoing opinions are solely for your benefit in connection with the issuance and sale by the Company of the Notes and may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, without our prior written consent, except that copies of this opinion may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, or (ii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body.
                        Very truly yours,

Schedule V
[Letterhead of HUNTON ANDREWS KURTH LLP]

June 29, 2021
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024

Ladies and Gentlemen:

We have represented the Underwriters (as hereinafter defined) in connection with (i) the issuance and sale by Mississippi Power Company (the “Company”) of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”), among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). Pursuant to a Calculation Agent Agreement, dated as of June 29, 2021 (the “Calculation Agent Agreement”), between the Company and Wells Fargo Bank, National Association, as calculation agent thereunder (the “Calculation Agent”), the Company has engaged the Calculation Agent to perform certain services with respect to the floating interest rate on the Notes. This opinion letter is being delivered to you in your capacity as Representatives pursuant to Section 6(c)(4) of the Underwriting Agreement.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)    The Company’s registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)    The Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”);
(d)    The Company’s prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
(e)    An executed copy of the Indenture;
(f)    An executed copy of the Calculation Agent Agreement;
(g)    An executed copy of the Underwriting Agreement;
(h)    The free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(i)    The Company’s charter and bylaws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture, the Calculation Agent Agreement and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Mississippi, is duly qualified to carry on its business as a foreign corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Mississippi, New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.
4.    Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture and the Calculation Agent Agreement may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    Each of the Indenture and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
7.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
8.    The execution and delivery by the Company of the Underwriting Agreement, the Calculation Agent Agreement, the Indenture and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the charter or bylaws of the Company or (ii) any existing applicable law, rule, or regulation of the State of New York.
We do not purport to express any opinion herein concerning any law other than the laws of the State of New York and the federal law of the United States and, to the extent set forth herein, the laws of the States of Mississippi and Alabama. As to all matters governed by or dependent upon the laws of the States of Mississippi and Alabama, we have, with your consent, relied upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Pepper Hamilton Sanders LLP may rely on this opinion letter in giving their opinions pursuant to Section 6(c) of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion letter in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,
HUNTON ANDREWS KURTH LLP

[Letterhead of HUNTON ANDREWS KURTH LLP]

June 29, 2021
Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281

U.S. Bancorp Investments, Inc.
214 North Tryon Street, 26th Floor
Charlotte, North Carolina 28202

    As Representatives of the Several Underwriters

MISSISSIPPI POWER COMPANY
Series 2021A Floating Rate Senior Notes
due June 28, 2024

Ladies and Gentlemen:

We have represented the Underwriters (as hereinafter defined) in connection with (i) the issuance and sale by Mississippi Power Company (the “Company”) of $200,000,000 aggregate principal amount of its Series 2021A Floating Rate Senior Notes due June 28, 2024 (the “Notes”) pursuant to a Senior Note Indenture dated as of May 1, 1998, by and between the Company and Wells Fargo Bank, National Association, as successor trustee, as heretofore supplemented and as further supplemented and amended by the Sixteenth Supplemental Indenture dated as of June 29, 2021 (collectively, the “Indenture”); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement dated June 24, 2021 (the “Underwriting Agreement”), among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you in your capacity as Representatives pursuant to Section 6(c)(4) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In the above capacity, we have examined the registration statement on Form S-3 (File No. 333-240328) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated August 13, 2020 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated June 24, 2021 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2020 and the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2021 (the “Pricing Exchange Act Documents”); and a prospectus supplement dated June 24, 2021 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated June 24, 2021 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus pertaining to the Notes prepared by the Company and filed with the Commission on June 24, 2021 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its counsel, its representatives and representatives of the independent public or certified public accountants of the Company at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 6 of our opinion letter to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Series 2021A Senior Notes – Book-Entry Only Issuance – The Depository Trust Company” and “Description of the Series 2021A Senior Notes – Global Clearance and Settlement Procedures.”
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of June 24, 2021, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

HUNTON ANDREWS KURTH LLP